Supplemental Agreement No. 88

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 and 737-8H4 Aircraft

THIS SUPPLEMENTAL AGREEMENT is entered into as of August 20, 2014, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer).

Buyer and Boeing entered into Purchase Agreement No. 1810 dated January 19, 1994, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing Model 737-7H4 aircraft and 737-8H4 aircraft; and this Supplemental Agreement is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Purchase Agreement.

WHEREAS, Boeing and Buyer agree to amend the Purchase Agreement by revising the delivery month of one (1) Block 800LUV Aircraft identified by MSN 36909 (the Subject Aircraft) from October 2014 to September 2014.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.The Table of Contents of the Purchase Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Purchase Agreement by this reference.

2. Table 1c, “Aircraft Information Table – Block 800LUV Aircraft (non-ETOPS Configuration),” to the Purchase Agreement is deleted in its entirety and a new Table 1c is attached hereto and incorporated into the Purchase Agreement by this reference. The new Table 1c reflects the revised delivery month of MSN 36909.

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810	SA-88-1

3.
Attachment A to Letter Agreement No. SWA-PA-1810-LA-1001315R3, *** is deleted in its entirety and a new Attachment A (identified by “SA-88”) is attached hereto and incorporated into the Purchase Agreement by this reference. The new Attachment A reflects the revised delivery month of MSN 36909.

4.As a result of the revised delivery month of the Subject Aircraft, an excess in Advance Payments made by Buyer to Boeing exists in the amount of ***. The Advance Payment excess created hereby will be applied to the Aircraft Price of MSN 36909 at the time of delivery.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.
By: /s/ Jeff Solomon	By: /s/ Chris Monroe____________
Its: Attorney‑In‑Fact	Chris Monroe Its: VP, Treasurer_______________

P.A. No. 1810	SA-88-2

Page	SA
Number	Number

ARTICLES

1.	Subject Matter of Sale	1-1	SA-82

2.	Delivery, Title and Risk
	of Loss	2-1	SA-28

3.	Price of Aircraft	3‑1	SA-82

4.	Taxes	4-1

5.	Payment	5‑1

6.	Excusable Delay	6‑1

7.	Changes to the Detail
	Specification	7-1	SA-73

8.	Federal Aviation Requirements and
	Certificates and Export License	8-1

9.	Representatives, Inspection,
	Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10‑1

11.	Termination for Certain Events	11‑1

12.	Product Assurance; Disclaimer and
Release; Exclusion of Liabilities;
Customer Support; Indemnification
	and Insurance	12-1

13.	Buyer Furnished Equipment and
	Spare Parts	13-1

14.	Contractual Notices and Requests	14‑1

15.	Miscellaneous	15‑1

P.A. No. 1810	i
K/SWA		SA-88

SA
Number

TABLE

1a	Aircraft Information Table – Block 700LUV Aircraft	SA-85

1b	Aircraft Information Table – Block 800LUV Aircraft	SA-82

1c	Aircraft Information Table – Block 800LUV Aircraft	SA-88
(non-ETOPS Configuration)

EXHIBITS

A-5	Aircraft Configuration – Block 700LUV Aircraft	SA-75

A-6	Aircraft Configuration – Block 800LUV Aircraft	SA-75

A-7	Aircraft Configuration – Block 800LUV Aircraft	SA-84
(non-ETOPS Configuration)

B	***	SA-75

C	Customer Support Document

C-2	737-800 Customer Support Document	SA-75

D-2	Economic Price Adjustment	SA-75
ECI-MFG/CPI (July 2011 Base Price)

E	Buyer Furnished Equipment	SA-75
Provisions Document
Attachment A – 737-7H4 Aircraft (through 2012)
	Attachment B – 737-8H4 Aircraft (2012-2018)	SA-87

F	Defined Terms Document

LETTER AGREEMENTS

1810-1R1	Waiver of Aircraft Demonstration Flight	SA-75

P.A. No. 1810	ii
K/SWA		SA-88

SA
Number

RESTRICTED LETTER AGREEMENTS

6‑1162‑RLL‑932R3	***	SA-75

6‑1162‑RLL‑934R5	Disclosure of Confidential	SA-75
Information

6‑1162‑RLL‑941R3	Other Matters	SA-75

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

SWA-PA-1810-LA-1001315R3	***	SA-85
	Attachment A	SA-88

SWA-PA-1810-LA-1003498 R1	***	SA-75

SWA-PA-1810-LA-1003490R2	***	SA-82

SWA-PA-1810-LA-1003367R1	***	SA-75

SWA-PA-1810-LA-1105883	Aircraft Model Substitution	SA-75

SWA-PA-1810-LA-1105884	Option Aircraft	SA-75
Attachment B– Option Aircraft Information Table SA-83

SWA-PA-1810-LA-1105885R2	***	SA-84

SWA-PA-1810-LA-1105886R1	***	SA-82

SWA-PA-1810-LA-1105887	***	SA-75

P.A. No. 1810	iii
K/SWA		SA-88

SA
Number

SWA-PA-1810-LA-1105888R4	***	SA-85

SWA-PA-1810-LA-1105889	***	SA-75

SWA-PA-01810/03729-LA-1301169	***	SA-83

SWA-PA-1810-LA-1303010	***	SA-85

ADDITIONAL LETTERS (FOR REFERENCE) – INACTIVE (as of SA-82)
6-1162-MSA-288	Business Offer – Enhanced Ground Proximity
Warning System (EGPWS) – Activiation – Peaks
and Obstacles Feature
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

6-1162-JMG-501R2	Business Offer – ACARS package
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

TABLE

Table	Title	Last Updated under SA	Current Status
1	Aircraft Information Table	SA-75	Inactive
2	Option Aircraft Information Table	SA-74	Deleted under SA-75

EXHIBITS

Exhibits	Title	Last Updated under SA	Current Status
A	Aircraft Configuration – 737-700	SA-36	Inactive
A-Winglet	Aircraft Configuration	SA-36	Inactive
A-1-Winglet	Aircraft Configuration	SA-36	Inactive
A-1A	Aircraft Configuration - 737-700 Block T-W-2c	SA-36	Inactive
A-2	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-47	Inactive
A-3	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-61	Inactive

P.A. No. 1810	iv
K/SWA		SA-88

A-4	Aircraft Configuration - 737-700 Block T-W-2b Aircraft	SA-66	Inactive
C.2	737-800 Customer Support Variables	SA-71	Deleted under SA-75
D	Price Adjustment Due to Economic Fluctuations – Aircraft Price Adjustment (July 1992 Base Price)		Inactive
D-1	Price Adjustment Due to Economic Fluctuations – Aircraft Price Adjustment (July 1999 Base Price)	SA-13	Inactive
E.2	737-800 Buyer Furnished Equipment Provisions Document	SA-73	Deleted under SA-75

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
6‑1162‑RLL‑933R21	Option Aircraft	SA-60	Deleted under SA-75
6‑1162‑RLL‑935R1	Performance Guarantees	SA-1	Inactive
6‑1162‑RLL‑936R4	Certain Contractual Matters	SA-4	Inactive
6‑1162‑RLL‑937	Alternate Advance Payment Schedule		Inactive
6‑1162‑RLL‑938	***		Inactive
6‑1162‑RLL‑939R1	Certification Flight Test Aircraft	SA-1	Inactive
6‑1162‑RLL‑940R1	Training Matters	SA-1	Inactive
6‑1162‑RLL‑942	Open Configuration Matters		Inactive
6‑1162‑RLL‑943R1	Substitution Rights	SA-6	Deleted under SA 75
6‑1162‑RLL‑944	***		Inactive
6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn		Inactive
6-1162-RLL-1855R3	Additional Contractual Matters	SA-4	Inactive
6-1162-RLL-1856	***	SA-1	Inactive
6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1	Inactive
6-1162-RLL-1858R1	Escalation Matters	SA-4	Inactive
6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1	Inactive

P.A. No. 1810	v
K/SWA		SA-88

Letter Agreement	Title	Last Updated under SA	Current Status
6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1	Inactive
6-1162-RLL-2073	Maintenance Training Matters	SA-1	Inactive
6-1162-KJJ-058R1	Additional Substitution Rights	SA-71	Deleted under SA-75
6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14	Inactive
6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21	Inactive
6-1162-JMG-747R1	***	SA-36	Inactive
6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32	Inactive
6-1162-NIW-606R1	***	SA-36	Inactive
6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35	Inactive
6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39	Inactive
6-1162-NIW-1142	***	SA-43	Inactive
6-1162-NIW-1369	***	SA-46	Inactive
6-1162-NIW-1983	***	SA-62	Inactive
SWA-PA-1810-LA-1000419	***	SA-64	Inactive
6-1162-NIW-890R1	***	SA-75 SA-39	Inactive
6-1162-KJJ-054R2	Business Matters	SA-75	Inactive
6-1162-JMG-669R9	***	SA-75 SA-75 SA-54	Inactive
SWA-PA-1810-LA-02710R1	***	SA-72	Inactive

P.A. No. 1810	vi
K/SWA		SA-88

Table 1c to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

Airframe Model/MTOW:	737-800	174200 pounds		Detail Specification: D019A001SWA38P-1 Rev C (3/29/2013)

Engine Model/Thrust:	CFM56-7B27	27300 pounds	Note 1	Base Aircraft Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI

Base Aircraft Price:		***		Engine Price Base Year/Escalation Formula:	N/A	N/A

Special Features:	***

Add'l Features/Changes	***

Total Special Features (Exhibit A-7)	***

Sub-Total of Airframe and Features:	***	Aircraft Price Escalation Data:

Engine Price (Per Aircraft):	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:	***

Seller Purchased Equipment (SPE) Estimate:	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast	Sub-Block Note 2	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Sep-2013	3	***	36933, 36912, 36914	***		***	***	***	***	***
Nov-2013	3	***	36915, 33939, 42526	***		***	***	***	***	***
Dec-2013	3	***	36917, 36919, 36731	***		***	***	***	***	***
Mar-2014	2	***	37004, 36896	***		***	***	***	***	***
Apr-2014	3	***	42384, 36894, 36895	***		***	***	***	***	***
May-2014	3	***	36897, 42385, 42521	***		***	***	***	***	***
Jun-2014	4	***	36898, 36905, 42522, 42523	***		***	***	***	***	***
Jun-2014	2	***	60082, 60083	***	OPEX	***	***	***	***	***
Jul-2014	1	***	36911	***		***	***	***	***	***
Jul-2014	3	***	60084, 60085, 60086	***	OPEX	***	***	***	***	***
Aug-2014	6	***	36907, 42524,35973, 42525, 36935, 42528	***		***	***	***	***	***
Sep-2014	2	***	42527, 42531	***		***	***	***	***	***

SWA-PA-01810		SA-88
63879 / 63887 / 64110 / 64111 / 66379 / 68788 / 70150	Boeing Proprietary	Page 1

Table 1c to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast	Sub-Block Note 2	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Sep-2014	1	***	36909	***		***	***	***	***	***
Oct-2014	1	***	36920	***		***	***	***	***	***
Nov-2014	1	***	36971	***		***	***	***	***	***
Dec-2014	2	***	37037, 37045	***		***	***	***	***	***
Dec-2014	2	***	42529, 42530	***		***	***	***	***	***
Jan-2015	2	***	36899, 42535	***		***	***	***	***	***
Feb-2015	3	***	36901, 36654, 36906	***		***	***	***	***	***
Mar-2015	2	***	36902, 36936	***		***	***	***	***	***
Apr-2015	2	***	36649, 36652	***		***	***	***	***	***
May-2015	2	***	36903, 36657	***		***	***	***	***	***
Jun-2015	2	***	36655, 36656	***		***	***	***	***	***
Nov-2015	3	***	36937, 36715, 36940	***		***	***	***	***	***
Dec-2015	3	***	36941, 36734, 35976	***		***	***	***	***	***

Total:	61
Notes:
1) ***

2) The sub-block identifier is used to denote applicability of certain business terms as referenced in Letter Agreement SWA-PA-1810-LA-1105888R4 to the Purchase Agreement.

SWA-PA-01810		SA-88
63879 / 63887 / 64110 / 64111 / 66379 / 68788 / 70150	Boeing Proprietary	Page 2

Attachment A to SWA-PA-1810-LA1001315R3

***

Letter Agmt SWA-PA-1810-LA-1001315R3; paragraph 3

No. 1	Model 737-700	Aircraft Block T-W-2b	MSN's 36962	Current Delivery Mo. July-11	Base Year 1999	*** ***
2	737-700	T-W-2b	36963	July-11	1999	***
3	737-700	T-W-2b	36965	August-11	1999	***
4	737-700	T-W-2b	36967	October-11	1999	***
5	737-800	800LUV	36980	March-12	2011	***
6	737-800	800LUV	36983	April-12	2011	***
7	737-800	800LUV	36985	May-12	2011	***
8	737-800	800LUV	36987	May-12	2011	***
9	737-800	800LUV	36990	July-12	2011	***
10	737-800	800LUV	36992	August-12	2011	***
11	737-800	800LUV	36994	September-12	2011	***
12	737-800	800LUV	37003	November-12	2011	***
13	737-800	800LUV	37009	December-12	2011	***
14	737-800	800LUV	36973	March-13	2011	***
15	737-800	800LUV	36998	March-13	2011	***
16	737-800	800LUV	36908	April-13	2011	***
17	737-800	800LUV	36933	September-13	2011	***
18	737-800	800LUV	42526	November-13	2011	***
19	737-800	800LUV	37004	March-14	2011	***
20	737-800	800LUV	42521	May-14	2011	***
21	737-800	800LUV	42522	June-14	2011	***
22	737-800	800LUV	60082	June-14	2011	***
23	737-800	800LUV	60083	June-14	2011	***
24	737-800	800LUV	42523	June-14	2011	***
25	737-800	800LUV	60084	July-14	2011	***
26	737-800	800LUV	60085	July-14	2011	***
27	737-800	800LUV	60086	July-14	2011	***
28	737-800	800LUV	42524	August-14	2011
29	737-800	800LUV	42525	August-14	2011	***
30	737-800	800LUV	36935	August-14	2011
31	737-800	800LUV	42527	September-14	2011
32	737-800	800LUV	42528	August-14	2011	***
33	737-800	800LUV	42531	September-14	2011
34	737-800	800LUV	36909	September-14	2011
35	737-800	800LUV	42529	December-14	2011
36	737-800	800LUV	42530	December-14	2011
37	737-800	800LUV	37045	December-14	2011
38	737-800	800LUV	37037	December-14	2011
39	737-800	800LUV	42535	January-15	2011
40	737-800	800LUV	36940	November-15	2011
41	737-700	700LUV	36938	April-16	2011
42	737-700	700LUV	36939	May-16	2011
43	737-700	700LUV	36945	July-16	2011
44	737-700	700LUV	36977	September-16	2011
45	737-700	700LUV	42532	January-17	2011
46	737-700	700LUV	36910	January-17	2011
47	737-700	700LUV	36970	February-17	2011
48	737-700	700LUV	36969	February-17	2011

SA-88

Attachment A to SWA-PA-1810-LA1001315R3

49	737-700	700LUV	36972	March-17	2011
50	737-700	700LUV	36927	April-17	2011
51	737-700	700LUV	36974	April-17	2011
52	737-700	700LUV	36925	May-17	2011
53	737-700	700LUV	36975	May-17	2011
54	737-700	700LUV	36976	June-17	2011
55	737-700	700LUV	36926	January-18	2011
56	737-700	700LUV	42533	February-18	2011
57	737-700	700LUV	42545	February-18	2011
58	737-700	700LUV	42534	March-18	2011
59			tbd
60			tbd
61			tbd
62			tbd

SA-88